UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 31, 2006


                           AMARIUM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                     0-49763                88-0469593
 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)

             100 ALBRIGHT WAY, SUITE D, LOS GATOS, CALIFORNIA 95032
               (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code (408) 370-1797

                               CIROND CORPORATION
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             YEAR

On August 31, 2006, the registrant will affect a 65 to 1 reverse stock split of its common stock. The split is to be payable upon surrender of certificates. In lieu of issuing fractional shares, the registrant will pay $0.03 per pre-split share.

The registrant's shareholders approved an amendment to the registrant's Articles of Incorporation to change its name to Amarium Technologies, Inc. In connection with the new name, the registrant has changed its trading symbol to AMMG and its CUSIP number to 0211N109 to be effective at the open of market August 31, 2006.

The registrant is also increasing its authorized shares of common stock from 100,000,000 to 500,000,000, with the par value to remain at $0.001 per share.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

 REGULATION
 S-K NUMBER                             DOCUMENT

    3.1          Certificate of Amendment Pursuant to NRS 78.385 and 78.390


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMARIUM TECHNOLGIES, INC. (formerly
                                       Cirond Corporation)


August 31, 2006                        By:    /s/ FRANK WILDE
                                          --------------------------------------
                                          Frank Wilde
                                          President and Chief Financial Officer







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